SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 6, 2000


                               Thin Film Battery, Inc.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                     Colorado
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                 (State or other jurisdiction of incorporation)



       33-20344-LA                                          84-1077242
   ------------------------                    --------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)


                     14251 Chambers Road , Tustin, CA 92780
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  714-730-7900
                                                    --------------


                             O. T. S. HOLDINGS, INC.
                 ---------------------------------------------
                 (Former address if changed since last report)





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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

                    Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                    Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                    Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


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             Unanimous Written Consent of the Board of Directors of

                             Thin Film Battery, Inc.


The undersigned, being all of the Directors of Thin Film Battery, Inc., a Colorado corporation (the "Corporation"), acting pursuant to the general corporate law of the State of Colorado and the Corporation's bylaws, do hereby approve, adopt, and ratify the following preambles and resolutions:

NOW, THEREFORE, BE IT RESOLVED, that Andersen, Andersen & Strong be engaged as the Company's certified accountant replacing Corbin & Wertz.

The execution of this Unanimous Written Consent will constitute a written waiver of any notice required by the State of Colorado's general corporation law and the Corporation's Certificate of Incorporation and Bylaws. This Unanimous Written Consent will be filed with the minutes of the proceedings of the Board of Directors of the Corporation. This Unanimous Written Consent may be signed by facsimile that will be deemed an original for all purposes. This Unanimous Written Consent may be signed in any number of counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

This Unanimous Written Consent is dated effective as of November 6, 2000.



                                                      /s/ Robert G. Pasquaye
                                                     ---------------------------
                                                     Robert G. Pasquaye


ITEM 5.  OTHER EVENTS

                    Not Applicable

ITEM 6. RESIGNATION OF DIRECTORS

                    Not Applicable

ITEM 7.  FINANCIAL STATEMENTS

                    Not Applicable

ITEM 8.  CHANGE IN FISCAL YEAR

                    Not Applicable.


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EXHIBITS

NONE


SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     /s/ Robert G. Pasquaye
                                                     ---------------------------
                                             Name:   Robert G. Pasquaye